ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement dated February 2, 2010 to the Contract Prospectus, Contract Prospectus Summary and
the Statement of Additional Information (SAI), each dated May 1, 2009, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity
Contract Prospectus, Contract Prospectus Summary and SAI. Please read it carefully and keep it with your current variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

IMPORTANT INFORMATION REGARDING UPCOMING FUND LIQUIDATION

On December 23, 2009, the Board of Trustees of Premier VIT approved a plan of liquidation, termination and dissolution relating to the OpCap Mid Cap Portfolio. It is expected that the liquidation will take place after the close of business on April 16, 2010 (the “Closing Date”).

Voluntary Transfers Before the Effective Date of the Liquidation. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the subaccount that invests in the OpCap Mid Cap Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING
USFS Customer Service
Defined Contribution Administration
P.O. Box 990063
Hartford, CT 06199-0063
1-800-262-3862

See also the Transfers section on page 13 of your Contract Prospectus or the Investment Options section of your Contract Prospectus Summary for further information about making allocation changes. More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting us at our Customer Service Center noted above.

Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the OpCap Mid Cap Portfolio, amounts that were allocated to the subaccount that invested in this portfolio will be automatically reallocated to the subaccount that invests in the ING Money Market Portfolio.
There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your account value immediately before the reallocation will equal your account value immediately after the reallocation.

X.01107-09D	1	February 2010

Future Allocations. After the Closing Date, the subaccount that invested in the OpCap Mid Cap Portfolio will no longer be available through your Contract Prospectus or Contract Prospectus Summary. Any future allocations directed to the subaccount that invested in this portfolio will be automatically allocated to the subaccount that invests in the ING Money Market Portfolio.

Information about the ING Money Market Portfolio. Summary information about the ING Money Market
Portfolio can be found in Appendix V – Description of Underlying Funds in your Contract Prospectus, and in the fund fact sheet for that fund. More detailed information can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting our Customer Service Center as noted on the previous page.

There will be no further disclosure regarding the OpCap Mid Cap Portfolio in future Contract Prospectuses or
Contract Prospectus Summaries.

*	*	*	*	*	*

Effective February 16, 2010, the information for Janus Portfolio appearing in the Contract Prospectus under
Appendix V – Description of Underlying Funds is hereby deleted and replaced with the following to reflect a change in the fund’s investment objective:

Investment
Fund Name	Adviser/Subadviser	Investment Objective(s)
Janus Aspen Series – Janus	Janus Capital	Seeks long-term growth of capital.
Portfolio	Management LLC
(Janus Capital)

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member
SIPC), One Orange Way, Windsor, CT 06095-4774, or through other broker-dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

X.01107-09D	2	February 2010